Exhibit 99.2

PORTFOLIO HOLDINGS Q2 2020 As of June 30, 2020 FOR EXISTING INVESTORS ONLY.

CION Investment Corporation

FUND OVERVIEW

CION Investment Corporation ("CIC") is a non-traded business development company, or BDC, that focuses on middle market loans. CIC seeks to generate current income, and to a lesser extent, capital appreciation.

CIC's portfolio is managed by its adviser – CION Investment Management, LLC, a CION Investments company.

TARGET INVESTMENTS

CIC offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

INVESTMENT COMPOSITION[1]

First Lien Senior Secured Debt	80.4%
Second Lien Senior Secured Debt	12.5%
Equity	6.0%
Collateralized Securities & Structured Products – Equity	0.8%
Unsecured Debt	0.3%



FLOATING/FIXED RATE BREAKDOWN

Floating Rate Investments	90.3%
Fixed Rate Investments	5.5%
Non - Income Producing Equity	2.2%
Other Income Producing Investments	2.0%



PORTFOLIO HOLDINGS

Please note that rates are not indicative of CIC's performance.

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1st LIEN SENIOR SECURED DEBT: 80.4%					
Academy, Ltd.	Retail	0.87%	LIBOR+4.00%	1.00% LIBOR Floor	7/1/2022
Adams Publishing Group, LLC	Media: Advertising, Printing & Publishing	0.82%	LIBOR+7.50%	1.75% LIBOR Floor	7/2/2023
Adapt Laser Acquisition, Inc.	Capital Equipment	0.66%	LIBOR+8.00%	1.00% LIBOR Floor	12/31/2023
Adapt Laser Acquisition, Inc.	Capital Equipment	-0.02%	0.50% Unfunded	None	12/31/2023
Aegis Toxicology Sciences Corp.	Healthcare & Pharmaceuticals	0.52%	LIBOR+5.50%	1.00% LIBOR Floor	5/9/2025
AIS Holdco, LLC	Banking, Finance, Insurance & Real Estate	0.30%	LIBOR+5.00%	0.00% LIBOR Floor	8/15/2025
Alchemy US Holdco 1, LLC	Construction & Building	0.80%	LIBOR+5.50%	0.00% LIBOR Floor	10/10/2025
Allen Media, LLC	Media: Diversified & Production	1.55%	LIBOR+5.50%	0.00% LIBOR Floor	2/10/2027
ALM Media, LLC	Media: Advertising, Printing & Publishing	1.22%	LIBOR+6.50%	1.00% LIBOR Floor	11/25/2024
AMCP Staffing Intermediate Holdings III, LLC	Services: Business	0.61%	LIBOR+6.75%	1.50% LIBOR Floor	9/24/2025
AMCP Staffing Intermediate Holdings III, LLC	Services: Business	0.03%	LIBOR+6.75%	1.50% LIBOR Floor	9/24/2025
AMCP Staffing Intermediate Holdings III, LLC	Services: Business	0.00%	0.50% Unfunded	None	9/24/2025
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.21%	7.00%	None	12/31/2022
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.02%	7.00%	None	10/13/2020
American Media, LLC	Media: Advertising, Printing & Publishing	0.82%	LIBOR+7.75%	1.50% LIBOR Floor	12/31/2023
American Media, LLC	Media: Advertising, Printing & Publishing	0.11%	LIBOR+7.75%	1.50% LIBOR Floor	12/31/2023
American Teleconferencing Services, Ltd.	Telecommunications	0.99%	LIBOR+6.50%	1.00% LIBOR Floor	12/8/2021
Analogic Corp.	Healthcare & Pharmaceuticals	0.32%	LIBOR+5.25%	1.00% LIBOR Floor	6/21/2024

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 1

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 80.4% (CONTINUED)					
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	0.74%	LIBOR+9.50%	1.00% LIBOR Floor	9/9/2024
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	0.05%	LIBOR+9.50%	1.00% LIBOR Floor	9/9/2024
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	0.00%	0.50% Unfunded	None	9/9/2024
APC Automotive Technologies, LLC	Automotive	0.10%	10.00%	None	9/1/2020
APC Automotive Technologies, LLC	Automotive	0.00%	0.00% Unfunded	None	9/1/2020
APC Automotive Technologies, LLC	Automotive	0.26%	LIBOR+5.00%	1.00% LIBOR Floor	5/10/2025
APC Automotive Technologies, LLC	Automotive	0.00%	LIBOR+5.00%	1.00% LIBOR Floor	5/10/2024
APCO Holdings, LLC	Banking, Finance, Insurance & Real Estate	0.67%	LIBOR+5.50%	0.00% LIBOR Floor	6/9/2025
Ascent Resources - Marcellus, LLC	Energy: Oil & Gas	0.02%	LIBOR+6.50%	1.00% LIBOR Floor	3/30/2023
Associated Asphalt Partners, LLC	Construction & Building	0.87%	LIBOR+5.25%	1.00% LIBOR Floor	4/5/2024
Avison Young (USA) Inc.	Banking, Finance, Insurance & Real Estate	0.59%	LIBOR+5.00%	0.00% LIBOR Floor	1/31/2026
Bi-Lo, LLC	Retail	1.22%	LIBOR+8.00%	1.00% LIBOR Floor	5/31/2024
BK Medical Holding Company, Inc.	Healthcare & Pharmaceuticals	0.32%	LIBOR+5.25%	1.00% LIBOR Floor	6/22/2024
Cadence Aerospace, LLC	Aerospace & Defense	1.95%	LIBOR+6.50%	1.00% LIBOR Floor	11/14/2023
Cardinal US Holdings, Inc.	Services: Business	0.47%	LIBOR+5.00%	1.00% LIBOR Floor	7/31/2023
CB URS Holdings Corp.	Transportation: Cargo	0.83%	LIBOR+5.75%	1.00% LIBOR Floor	9/1/2024
Central Security Group, Inc.	Services: Consumer	0.86%	LIBOR+5.63%	1.00% LIBOR Floor	10/6/2021
Charming Charlie LLC	Retail	0.02%	20.00%	None	5/15/2020
Charming Charlie LLC	Retail	0.00%	LIBOR+12.00%	1.00% LIBOR Floor	4/24/2023
Charming Charlie LLC	Retail	0.00%	LIBOR+12.00%	1.00% LIBOR Floor	4/24/2023
CHC Solutions Inc.	Healthcare & Pharmaceuticals	0.47%	12.00%	None	7/20/2023
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	1.38%	LIBOR+5.50%	1.00% LIBOR Floor	12/16/2021
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	0.14%	LIBOR+5.50%	1.00% LIBOR Floor	12/16/2021
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	-0.02%	1.00% Unfunded	None	12/16/2021
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.05%	LIBOR+5.00%	1.00% LIBOR Floor	4/29/2023
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.02%	LIBOR+5.00%	1.00% LIBOR Floor	4/29/2023
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.02%	12.00%	None	6/1/2022
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.00%	0.00% Unfunded	None	6/1/2022
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	1.91%	LIBOR+6.00%	1.00% LIBOR Floor	2/6/2026
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	0.10%	LIBOR+6.00%	1.00% LIBOR Floor	2/6/2025
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	0.00%	0.50% Unfunded	None	2/6/2025
David's Bridal, LLC	Retail	0.34%	LIBOR+10.00%	1.00% LIBOR Floor	6/23/2023
David's Bridal, LLC	Retail	0.05%	LIBOR+6.00%	1.00% LIBOR Floor	6/30/2023
Deluxe Entertainment Services, Inc.	Media: Diversified & Production	1.85%	LIBOR+6.50%	1.00% LIBOR Floor	3/25/2024
DMT Solutions Global Corp.	Services: Business	1.10%	LIBOR+7.00%	0.00% LIBOR Floor	7/2/2024
Eagle Family Foods Group LLC	Beverage, Food & Tobacco	0.93%	LIBOR+6.50%	1.00% LIBOR Floor	6/14/2024
Entertainment Studios P&A LLC	Media: Diversified & Production	0.89%	6.35%	None	5/18/2037
Entertainment Studios P&A LLC	Media: Diversified & Production	0.10%	5.00%	None	5/18/2037
EnTrans International, LLC	Capital Equipment	1.58%	LIBOR+6.00%	0.00% LIBOR Floor	11/1/2024
ES Chappaquiddick LLC	Media: Diversified & Production	0.06%	10.00%	None	5/18/2022
Evergreen Skills Lux S.À.R.L.	High Tech Industries	0.49%	LIBOR+4.75%	1.00% LIBOR Floor	4/28/2021
Extreme Reach, Inc.	Media: Diversified & Production	1.04%	LIBOR+7.50%	1.50% LIBOR Floor	3/29/2024
Extreme Reach, Inc.	Media: Diversified & Production	0.06%	LIBOR+7.50%	1.50% LIBOR Floor	3/29/2024
Extreme Reach, Inc.	Media: Diversified & Production	0.00%	0.50% Unfunded	None	3/29/2024
F+W Media, Inc.	Media: Diversified & Production	0.00%	LIBOR+6.50%	1.50% LIBOR Floor	5/24/2022
Foundation Consumer Healthcare, LLC	Healthcare & Pharmaceuticals	2.58%	LIBOR+6.00%	1.00% LIBOR Floor	11/2/2023

2 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 80.4% (CONTINUED)					
Foundation Consumer Healthcare, LLC	Healthcare & Pharmaceuticals	0.00%	0.50% Unfunded	None	11/2/2023
Genesis Healthcare, Inc.	Healthcare & Pharmaceuticals	1.85%	LIBOR+6.00%	0.50% LIBOR Floor	3/6/2023
Geo Parent Corp.	Services: Business	0.92%	LIBOR+5.25%	0.00% LIBOR Floor	12/19/2025
Geon Performance Solutions, LLC	Chemicals, Plastics & Rubber	1.07%	LIBOR+6.25%	1.63% LIBOR Floor	10/25/2024
Geon Performance Solutions, LLC	Chemicals, Plastics & Rubber	0.03%	LIBOR+6.25%	1.63% LIBOR Floor	10/25/2024
Geon Performance Solutions, LLC	Chemicals, Plastics & Rubber	-0.01%	0.50% Unfunded	None	10/25/2024
Harland Clarke Holdings Corp.	Services: Business	0.60%	LIBOR+4.75%	1.00% LIBOR Floor	11/3/2023
Healogics, Inc.	Healthcare & Pharmaceuticals	0.28%	LIBOR+4.25%	1.00% LIBOR Floor	7/1/2021
Hilliard, Martinez & Gonzales, LLP	Services: Consumer	1.00%	LIBOR+18.00%	2.00% LIBOR Floor	12/17/2022
Homer City Generation, L.P.	Energy: Oil & Gas	0.49%	LIBOR+11.00%	1.00% LIBOR Floor	4/5/2023
HUMC Holdco, LLC	Healthcare & Pharmaceuticals	0.62%	9.00%	None	6/26/2020
Hummel Station LLC	Energy: Oil & Gas	0.56%	LIBOR+6.00%	1.00% LIBOR Floor	10/27/2022
Hyperion Materials & Technologies, Inc.	Chemicals, Plastics & Rubber	0.57%	LIBOR+5.50%	1.00% LIBOR Floor	8/28/2026
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.73%	LIBOR+9.00%	1.00% LIBOR Floor	11/19/2023
Independent Pet Partners Intermediate Holdings, LLC	Retail	-0.05%	1.00% Unfunded	None	11/19/2023
Infinity Sales Group, LLC	Services: Business	0.44%	LIBOR+10.50%	1.00% LIBOR Floor	11/23/2022
InfoGroup Inc.	Media: Advertising, Printing & Publishing	0.85%	LIBOR+5.00%	1.00% LIBOR Floor	4/3/2023
Instant Web, LLC	Media: Advertising, Printing & Publishing	2.28%	LIBOR+6.50%	1.00% LIBOR Floor	12/15/2022
Instant Web, LLC	Media: Advertising, Printing & Publishing	0.17%	LIBOR+6.50%	1.00% LIBOR Floor	12/15/2022
Isagenix International, LLC	Beverage, Food & Tobacco	0.47%	LIBOR+5.75%	1.00% LIBOR Floor	6/14/2025
Island Medical Management Holdings, LLC	Healthcare & Pharmaceuticals	0.70%	LIBOR+6.50%	1.00% LIBOR Floor	9/1/2022
Jab Wireless, Inc.	Telecommunications	0.88%	LIBOR+8.00%	0.00% LIBOR Floor	5/2/2023
Jenny C Acquisition, Inc.	Services: Consumer	0.59%	LIBOR+10.50%	1.75% LIBOR Floor	10/1/2024
JP Intermediate B, LLC	Beverage, Food & Tobacco	0.73%	LIBOR+5.50%	1.00% LIBOR Floor	11/20/2025
KLO Intermediate Holdings, LLC	Chemicals, Plastics & Rubber	0.10%	LIBOR+7.75%	1.50% LIBOR Floor	4/7/2022
KNB Holdings Corp.	Consumer Goods: Durable	0.24%	LIBOR+5.50%	1.00% LIBOR Floor	4/26/2024
Labvantage Solutions Inc.	High Tech Industries	0.18%	LIBOR+7.50%	1.00% LIBOR Floor	12/29/2020
Labvantage Solutions Ltd.	High Tech Industries	0.26%	EURIBOR+7.50%	1.00% EURIBOR Floor	12/29/2020
LAV Gear Holdings, Inc.	Services: Business	1.23%	LIBOR+5.50%	1.00% LIBOR Floor	10/31/2024
LAV Gear Holdings, Inc.	Services: Business	0.27%	LIBOR+5.50%	1.00% LIBOR Floor	10/31/2024
LAV Gear Holdings, Inc.	Services: Business	0.00%	1.00% Unfunded	None	4/7/2021
LD Intermediate Holdings, Inc.	High Tech Industries	0.70%	LIBOR+5.88%	1.00% LIBOR Floor	12/9/2022
LGC US Finco, LLC	Capital Equipment	0.63%	LIBOR+6.50%	1.00% LIBOR Floor	12/20/2025
Lift Brands, Inc.	Services: Consumer	1.54%	LIBOR+7.50%	1.00% LIBOR Floor	6/29/2025
Lift Brands, Inc.	Services: Consumer	0.29%	9.50%	None	6/29/2025
Lift Brands, Inc.	Services: Consumer	0.30%	*	None	6/29/2025
Longview Power, LLC	Energy: Oil & Gas	0.51%	LIBOR+6.00%	1.00% LIBOR Floor	4/13/2021
Manna Pro Products, LLC	Retail	0.22%	LIBOR+6.00%	1.00% LIBOR Floor	12/8/2023
Manna Pro Products, LLC	Retail	0.07%	LIBOR+6.00%	1.00% LIBOR Floor	12/8/2023
Manna Pro Products, LLC	Retail	0.00%	1.00% Unfunded	None	5/31/2021
Mimeo.com, Inc.	Services: Business	1.36%	LIBOR+7.00%	1.00% LIBOR Floor	12/21/2023
Mimeo.com, Inc.	Services: Business	0.18%	LIBOR+7.00%	1.00% LIBOR Floor	12/21/2023
Mimeo.com, Inc.	Services: Business	-0.04%	0.25% Unfunded	None	12/21/2020
Moss Holding Company	Services: Business	1.19%	LIBOR+6.25%	1.00% LIBOR Floor	4/17/2023
Moss Holding Company	Services: Business	0.04%	LIBOR+6.25%	1.00% LIBOR Floor	4/17/2023

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 3

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 80.4% (CONTINUED)					
Moss Holding Company	Services: Business	0.00%	6.25% Unfunded	None	4/17/2023
Moss Holding Company	Services: Business	-0.01%	0.50% Unfunded	None	4/17/2023
Murray Energy Corp.	Metals & Mining	0.02%	LIBOR+11.00%	2.00% LIBOR Floor	7/29/2020
Murray Energy Corp.	Metals & Mining	0.00%	LIBOR+7.25%	1.00% LIBOR Floor	10/17/2022
NewsCycle Solutions, Inc.	Media: Advertising, Printing & Publishing	0.92%	LIBOR+7.00%	1.00% LIBOR Floor	12/29/2022
One Call Corp.	Healthcare & Pharmaceuticals	0.23%	LIBOR+5.25%	1.00% LIBOR Floor	11/25/2022
Optio Rx, LLC	Healthcare & Pharmaceuticals	1.28%	LIBOR+7.00%	0.00% LIBOR Floor	6/28/2024
Palmetto Solar, LLC	High Tech Industries	0.59%	12.00%	None	12/12/2024
Palmetto Solar, LLC	High Tech Industries	-0.02%	0.75% Unfunded	None	12/12/2021
PFS Holding Corp.	Retail	0.13%	LIBOR+3.50%	1.00% LIBOR Floor	1/31/2021
PH Beauty Holdings III. Inc.	Consumer Goods: Non-Durable	0.29%	LIBOR+5.00%	0.00% LIBOR Floor	9/28/2025
Pixelle Specialty Solutions LLC	Forest Products & Paper	1.27%	LIBOR+6.50%	1.00% LIBOR Floor	10/31/2024
Plano Molding Company, LLC	Consumer Goods: Non-Durable	0.36%	LIBOR+7.50%	1.00% LIBOR Floor	5/12/2021
Polymer Additives, Inc.	Chemicals, Plastics & Rubber	1.09%	LIBOR+6.00%	0.00% LIBOR Floor	7/31/2025
Polymer Process Holdings, Inc.	Chemicals, Plastics & Rubber	1.19%	LIBOR+6.00%	0.00% LIBOR Floor	5/1/2026
Rhino Energy LLC	Metals & Mining	0.53%	LIBOR+10.00%	1.00% LIBOR Floor	12/27/2022
SCIH Salt Intermediate Holdings Inc.	Chemicals, Plastics & Rubber	0.64%	LIBOR+4.50%	1.00% LIBOR Floor	3/16/2027
Securus Technologies Holdings, Inc.	Telecommunications	0.26%	LIBOR+4.50%	1.00% LIBOR Floor	11/1/2024
SEK Holding Co LLC	Banking, Finance, Insurance & Real Estate	0.94%	LIBOR+11.50%	1.00% LIBOR Floor	3/14/2022
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	0.47%	12.75%	None	8/21/2023
SIMR, LLC	Healthcare & Pharmaceuticals	0.94%	LIBOR+17.00%	2.00% LIBOR Floor	9/7/2023
Smart & Final Inc.	Retail	0.50%	LIBOR+6.75%	0.00% LIBOR Floor	6/20/2025
Sorenson Communications, LLC	Telecommunications	0.83%	LIBOR+6.50%	0.00% LIBOR Floor	4/30/2024
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.76%	LIBOR+9.50%	1.00% LIBOR Floor	6/30/2021
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.07%	LIBOR+9.50%	1.00% LIBOR Floor	6/30/2021
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.03%	LIBOR+9.50%	1.00% LIBOR Floor	6/30/2021
Stats Intermediate Holdings, LLC	High Tech Industries	0.59%	LIBOR+5.25%	0.00% LIBOR Floor	7/12/2026
Teladoc, Inc.	High Tech Industries	0.00%	0.50% Unfunded	None	7/14/2020
Telestream Holdings Corp.	High Tech Industries	0.55%	LIBOR+6.45%	1.00% LIBOR Floor	3/24/2022
Tenere Inc.	Capital Equipment	0.78%	LIBOR+10.00%	1.00% LIBOR Floor	5/5/2025
Tensar Corp.	Chemicals, Plastics & Rubber	0.84%	LIBOR+4.75%	1.00% LIBOR Floor	7/9/2021
The Pasha Group	Transportation: Cargo	0.32%	LIBOR+7.50%	1.00% LIBOR Floor	1/26/2023
The Pay-O-Matic Corp.	Services: Consumer	0.54%	LIBOR+9.00%	0.00% LIBOR Floor	4/5/2021
Therapure Biopharma Inc.	Healthcare & Pharmaceuticals	0.79%	LIBOR+8.75%	0.50% LIBOR Floor	12/1/2021
Volta Charging, LLC	Media: Diversified & Production	0.65%	12.00%	None	6/19/2024
Volta Charging, LLC	Media: Diversified & Production	0.65%	12.00%	None	6/19/2024
Volta Charging, LLC	Media: Diversified & Production	0.00%	0.00% Unfunded	None	6/19/2021
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.58%	LIBOR+6.00%	1.00% LIBOR Floor	2/11/2025
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.10%	LIBOR+6.00%	1.00% LIBOR Floor	2/11/2025
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	-0.03%	0.75% Unfunded	None	2/11/2022
Winebow Holdings, Inc.	Beverage, Food & Tobacco	0.35%	LIBOR+3.75%	1.00% LIBOR Floor	7/1/2021
Wok Holdings Inc.	Beverage, Food & Tobacco	0.75%	LIBOR+6.50%	0.00% LIBOR Floor	3/1/2026
Woodstream Corp.	Consumer Goods: Non-Durable	0.60%	LIBOR+6.25%	1.00% LIBOR Floor	5/29/2022
Woodstream Corp.	Consumer Goods: Non-Durable	0.04%	LIBOR+6.25%	1.00% LIBOR Floor	5/29/2022

*The ultimate interest earned on this loan will be determined based on the portfolio company's EBITDA at a specified trigger event.

4 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

COMPANY NAME	INDUSTRY	WEIGHTING[2]	RATE[3,4]	LIBOR / EURIBOR FLOOR[5]	MATURITY DATE
2ND LIEN SENIOR SECURED DEBT: 12.5%					
1A Smart Start LLC	High Tech Industries	0.86%	LIBOR+8.25%	1.00% LIBOR Floor	8/21/2022
Access CIG, LLC	Services: Business	1.05%	LIBOR+7.75%	0.00% LIBOR Floor	2/27/2026
Albany Molecular Research, Inc.	Healthcare & Pharmaceuticals	0.62%	LIBOR+7.00%	1.00% LIBOR Floor	8/30/2025
American Residential Services LLC	Construction & Building	0.32%	LIBOR+8.00%	1.00% LIBOR Floor	12/31/2022
Carestream Health, Inc.	Healthcare & Pharmaceuticals	0.66%	LIBOR+9.50%	1.00% LIBOR Floor	6/7/2021
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.11%	LIBOR+8.50%	1.00% LIBOR Floor	4/29/2024
Dayton Superior Corp.	Construction & Building	0.09%	LIBOR+7.00%	2.00% LIBOR Floor	12/4/2024
Deluxe Entertainment Services Inc.	Media: Diversified & Production	0.57%	LIBOR+8.50%	1.00% LIBOR Floor	9/25/2024
Eagletree-Carbide Acquisition Corp.	Consumer Goods: Durable	0.97%	LIBOR+8.50%	1.00% LIBOR Floor	8/28/2025
Evergreen Skills Lux S.À.R.L.	High Tech Industries	0.03%	LIBOR+8.25%	1.00% LIBOR Floor	4/28/2022
Global Tel*Link Corp.	Telecommunications	0.73%	LIBOR+8.25%	0.00% LIBOR Floor	11/29/2026
LSCS Holdings, Inc.	Services: Business	0.68%	LIBOR+8.25%	0.00% LIBOR Floor	3/16/2026
Medical Solutions Holdings, Inc.	Healthcare & Pharmaceuticals	0.60%	LIBOR+8.38%	1.00% LIBOR Floor	6/16/2025
Medplast Holdings, Inc.	Healthcare & Pharmaceuticals	0.37%	LIBOR+7.75%	0.00% LIBOR Floor	7/2/2026
Ministry Brands, LLC	Services: Business	0.45%	LIBOR+9.25%	1.00% LIBOR Floor	6/2/2023
Niacet Corp.	Chemicals, Plastics & Rubber	0.54%	EURIBOR+8.75%	1.00% EURIBOR Floor	8/1/2024
Patterson Medical Supply, Inc.	Healthcare & Pharmaceuticals	0.82%	LIBOR+10.50%	1.00% LIBOR Floor	8/28/2023
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	0.57%	LIBOR+8.75%	1.00% LIBOR Floor	8/21/2023
PFS Holding Corp.	Retail	0.00%	LIBOR+7.25%	1.00% LIBOR Floor	1/31/2022
Premiere Global Services, Inc.	Telecommunications	0.11%	LIBOR+9.50%	1.00% LIBOR Floor	6/6/2024
Securus Technologies Holdings, Inc.	Telecommunications	0.17%	LIBOR+8.25%	1.00% LIBOR Floor	11/1/2025
TMK Hawk Parent, Corp.	Services: Business	0.68%	LIBOR+8.00%	1.00% LIBOR Floor	8/28/2025
Winebow Holdings, Inc.	Beverage, Food & Tobacco	0.53%	LIBOR+7.50%	1.00% LIBOR Floor	1/2/2022
Zest Acquisition Corp.	Healthcare & Pharmaceuticals	0.79%	LIBOR+7.50%	1.00% LIBOR Floor	3/14/2026
Zywave Inc.	High Tech Industries	0.22%	LIBOR+9.00%	1.00% LIBOR Floor	11/17/2023

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	TYPE
EQUITY: 6.0%				
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.08%	None	Class A Membership Interests
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.01%	None	Class A Preferred Stock Warrants
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.00%	None	Class B Preferred Stock Warrants
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.00%	None	Common Stock Warrants
Ascent Resources - Marcellus, LLC	Energy: Oil & Gas	0.03%	None	Common Shares
Ascent Resources - Marcellus, LLC	Energy: Oil & Gas	0.00%	None	Warrants
BCP Great Lakes Fund LP	Diversified Financials	0.75%	None	Partnership Interests
Carestream Health Holdings, Inc.	Healthcare & Pharmaceuticals	0.04%	None	Warrants
CHC Medical Partners, Inc.	Healthcare & Pharmaceuticals	0.26%	12.00%	Series C Preferred Stock
CION SOF Funding, LLC	Diversified Financials	1.81%	None	Membership Interests
Conisus Holdings, Inc	Healthcare & Pharmaceuticals	0.93%	12.00%	Series B Preferred Stock
Conisus Holdings, Inc	Healthcare & Pharmaceuticals	0.26%	None	Common Stock
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.01%	None	Common Stock
Dayton HoldCo, LLC	Construction & Building	0.42%	None	Common Stock
DBI Investors, Inc.	Retail	0.07%	None	Series A1 Preferred Stock
DBI Investors, Inc.	Retail	0.00%	None	Series A Preferred Stock

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 5

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	TYPE
EQUITY: 6.0% (CONTINUED)				
DBI Investors, Inc.	Retail	0.00%	None	Series B Preferred Stock
DBI Investors, Inc.	Retail	0.00%	None	Common Stock
DBI Investors, Inc.	Retail	0.00%	None	Reallocation Rights
DESG Holdings, Inc.	Media: Diversified & Production	0.69%	None	Common Stock
HDNet Holdco LLC	Media: Diversified & Production	0.00%	None	Preferred Unit Call Option
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.02%	None	Class A Preferred Units
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.00%	None	Warrants
Mooregate ITC Acquisition, LLC	High Tech Industries	0.00%	None	Class A Units
Mount Logan Capital Inc.	Banking, Finance, Insurance & Real Estate	0.15%	None	Common Stock
NS NWN Acquisition, LLC	High Tech Industries	0.04%	None	Voting Units
NS NWN Acquisition, LLC	High Tech Industries	0.02%	None	Class A Preferred Units
NSG Co-Invest (Bermuda) LP	Consumer Goods: Durable	0.01%	None	Partnership Interests
Palmetto Clean Technology, Inc.	High Tech Industries	0.02%	None	Warrants
Rhino Energy LLC	Metals & Mining	0.00%	None	Warrants
SIMR Parent, LLC	Healthcare & Pharmaceuticals	0.00%	None	Class B Common Units
Snap Fitness Holdings, Inc.	Services: Consumer	0.20%	None	Class A Stock
Snap Fitness Holdings, Inc.	Services: Consumer	0.08%	None	Warrants
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.00%	None	Warrants
Tenere Inc.	Capital Equipment	0.10%	None	Warrants

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
COLLATERALIZED SECURITIES AND STRUCTURED PRODUCTS - EQUITY: 0.8%					
APIDOS CLO XVI Subordinated Notes	Diversified Financials	0.10%	Residual	None	1/19/2025
CENT CLO 19 Ltd. Subordinated Notes	Diversified Financials	0.01%	Residual	None	10/29/2025
Galaxy XV CLO Ltd. Class A Subordinated Notes	Diversified Financials	0.08%	Residual	None	4/15/2025
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan	Diversified Financials	0.54%	Residual	None	2/2/2026

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
UNSECURED DEBT: 0.3%					
WPLM Acquisition Corp.	Media: Advertising, Printing & Publishing	0.31%	15.00%	None	11/24/2025

1. Information is based on the relative fair value of the underlying portfolio holdings.
2. London Interbank Offered Rate, or LIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. Euro Interbank Offered Rate, or EURIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the European interbank market. Residual cash flow is excess cash flow after payment of any fees/expenses and obligations related to senior notes, including interest and principal repayments.
3. Rate is the total interest rate on the loan, often based on LIBOR or EURIBOR, plus a margin, or residual cash flow.
4. Debt with a LIBOR or EURIBOR floor pay an interest rate of LIBOR or EURIBOR, plus a margin, so long as LIBOR or EURIBOR remains above the specified floor level. If however, LIBOR or EURIBOR falls below the floor, the interest rate is the floor level plus the applicable margin.

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures.

This portfolio holdings fact sheet reflects CIC's holdings as of the date indicated herein. There is no assurance that additional similar transactions will be available to CIC or that CIC's investment portfolio composition going forward will be as described herein.

6 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

CION Investments 3 Park Avenue, 36th Floor New York, NY 10016 cioninvestments.com CIC-PH-0820 FOR EXISTING INVESTORS ONLY.